SUPPLEMENT DATED MARCH 6, 2019
TO

PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION DATED MAY 1, 2003
FOR NEW YORK KEYPORT CHARTER AND NEW YORK KEYPORT LATITUDE

PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION DATED DECEMBER 31, 2002
FOR NEW YORK KEYPORT ADVISOR, NEW YORK KEYPORT ADVISOR VISTA,
NEW YORK KEYPORT VISTA, NEW YORK KEYPORT ADVISOR CHARTER,
NEW YORK KEYPORT OPTIMA AND NEW YORK KEYPORT ADVISOR OPTIMA

ISSUED BY DELAWARE LIFE INSURANCE COMPANY OF NEW YORK
KBL VARIABLE ACCOUNT A

1.	Effective March 15, 2019, the following change will be made to the Prospectuses and Statements of Additional Information listed above.

The Home Office address is changing to:

Tower 49
12 East 49th St – 37th Floor
New York, NY  10017

2.	The following text is added to the front page of the Prospectus:

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for the Funds available under your Contract or Certificate will no longer be sent by mail, unless you specifically request paper copies of the reports from us.  Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically by calling us at (877) 253-2323.

You may elect to receive all future reports in paper form free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling us at (877) 253-2323. Your election to receive reports in paper form will apply to all Funds available under your Contract or Certificate.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.